SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  Form 8-K


                               CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






Date of Report (Date of earliest event reported):   March  1, 1996
                                                   ---------------



                      AMERICAN WATER WORKS COMPANY, INC.
     -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                            1-3437-2          51-0063696
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(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                  File Number)      Identification No.)


1025 Laurel Oak Road, P.O. Box 1770, Voorhees, New Jersey        08043
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (609) 346-8200
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                                                                   FORM 8-K

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------
          On February 16, 1996, a subsidiary of American Water Works Company, Inc. (the "Company") completed the acquisition of the regulated water operations and certain related assets of Pennsylvania Gas and Water Company ("PG&W"). The acquisition occurred pursuant to an Asset Purchase Agreement dated as of April 26, 1995 among the Company, the Company's subsidiary, Pennsylvania-American Water Company ("PAWC"), PG&W and PG&W's parent, Pennsylvania Enterprises, Inc. ("PEI") (the "Asset Purchase Agreement"). The acquired assets were used by PG&W in the operation of its regulated water business in Lackawanna, Luzerne, Wayne and Susquehanna counties, Pennsylvania, and will continue to be so used by PAWC.

          The consideration for the acquisition, which consisted of a cash payment and PAWC's assumption of certain indebtedness of PG&W, aggregated approximately $409 million based primarily on the December 31, 1995 net book value of the assets acquired, and is subject to adjustment based on the net book value of those assets on the date of the acquisition. The funds for the cash payment was provided by short term borrowings from a syndicate of 10 banks which included Mellon Bank, N.A., First Union National Bank, as co-agents under a Credit Agreement with PAWC dated February 16, 1996.

          The Company is not aware of any material relationship between the Company and PGW or any of its affiliates, any director or officers of the Company, or any associate of any such director or officer.

          A copy of the press release of PAWC announcing completion of the acquisition is filed as an exhibit hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and
          ---------------------------------------------------------
          Exhibits.
          ---------

          (a)   Financial Statements --

                Pursuant to Item 7(a)(4) of Form 8-K, the Company has requested an extension of time for filing the financial information of the Company and consolidated subsidiaries due to the impracticability of filing such information at the time this Report on Form 8-K is filed. The Company anticipates that it will file such financial information within 60 days of the date on which this Report on Form 8-K is filed.

          (a)   Pro Forma Financial Information --

                Pursuant to Item 7(b)(2) of Form 8-K, the Company has requested an extension of time for filing the pro forma financial information of the Company and consolidated subsidiaries due to the impracticability of filing such information at the time this Report on Form 8-K is filed. The Company anticipates that it will file such financial information within 60 days of the date on which this Report on Form 8-K is filed.




                                                                   FORM 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and
          ----------------------------------------------------------
          Exhibits.
          ---------

          (c) Exhibits


Exhibit No.                   Description
-----------                   ------------

   2.1                        Asset Purchase Agreement,
                              dated as of April 26, 1995, among
                              American Water Works Company
                              Inc., Pennsylvania-American Water
                              Company, Pennsylvania Gas
                              and Water Company and
                              Pennsylvania Enterprises, Inc.

  99.1                        Press release issued by Pennsylvania-
                              American Water Company on
                              February 16, 1996.





























---------------------------------
     *. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to such agreement are omitted. Exhibit 2.1 contians a list identifying the contents of all such schedules, and the
           Company agrees to furnish supplementally copies of such schedules to the Commission upon request.
                                                                   FORM 8-K
                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AMERICAN WATER WORKS COMPANY, INC.
                                 ----------------------------------
                                           (Registrant)



                             By:
                                 ----------------------------------
                                 Name:  George W. Johnstone
                                 Title:  President

Date:  March 1, 1996







































                             EXHIBIT INDEX                         FORM 8-K


Exhibit No.
As provided
in Item 601
Exhibit Number               Description
--------------               ------------

   2.1                   Asset Purchase Agreement,
                         dated as of April 26, 1995, among
                         American Water Works Company
                         Inc., Pennsylvania-American Water
                         Company, Pennsylvania Gas
                         and Water Company and
                         Pennsylvania Enterprises, Inc.

  99.1                   Press release issued by Pennsylvania-
                         American Water Company on
                         February 16, 1996.